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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 _____________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 RoweCom Inc.
                                 ------------
            (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                                                      04-3370008
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(State of Incorporation or Organization)                        (I.R.S. Employer
                                                             Identification no.)

725 Concord Avenue, Cambridge, Massachusetts                               02138
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(Address of principal executive offices)                              (zip code)

If this Form relates to the               If this Form relates to the
registration of a class of debt           registration of a class of debt
securities and is effective upon filing   securities and is to become effective
pursuant to General                       simultaneously with the
Instruction A(c)(1) please check          effectiveness of a concurrent
the following box. [ ]                    registration statement under the
                                          Securities Act of 1933 pursuant to
                                          General Instruction A(c)(2) please
                                          check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                         Name of Each Exchange on Which
   to be so Registered                         Each Class is to be Registered
  ---------------------                      ----------------------------------
                                     None.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
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                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT




ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


     The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on December 11, 1998 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.



ITEM 2.  EXHIBITS


     1. The Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

     2. The Amended and Restated By-Laws of the Registrant is incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

     3. A specimen copy of the certificate representing shares of the Registrant's Common Stock is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.
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                                   SIGNATURE


     Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              ROWECOM, INC.



                              By:  /s/ Louis Hernandez, Jr.
                                  --------------------------
                                  Louis Hernandez, Jr.
                                  Executive Vice President and
                                  Chief Financial Officer


Date:  December 11, 1998